                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated August 21,
2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-144980) dated August 21, 2007 of Equity Opportunity Trust, Dividend Income
Value Strategy Series 2007D.

                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------
                                                               ERNST & YOUNG LLP

New York, New York
August 21, 2007